Exhibit 10.1

DISTRIBUTION AGREEMENT

between
Senseonics Incorporated 20451 Seneca Meadows Parkway Germantown, MD 20876-7005 USA “SENSEONICS”
and
Roche Diagnostics International AG Basel Branch Diabetes Care Peter Merian-Weg 4 4052 Basel Switzerland
and
Roche Diabetes Care GmbH Sandhofer Strasse 116 68305 Mannheim Germany collectively “ROCHE”

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RECITALS

WHEREAS, SENSEONICS develops, manufactures and intends to market products related to continuous glucose monitoring.

WHEREAS, ROCHE is a company with global business activities in the Diabetes Care market.

WHEREAS, SENSEONICS and ROCHE (the “Parties”, or individually a “Party”) desire to have SENSEONICS manufacture and supply to ROCHE a continuous glucose monitoring product and to have ROCHE exclusively distribute and sell the continuous glucose monitoring product in the Territory under the terms and conditions stated herein.

WHEREAS, the Parties intend to start the initial distribution in the Territory, stating that further countries may be added to the distribution set-up.

NOW, THEREFORE, for and in consideration of the promises and the covenants contained herein, the Parties hereto do hereby agree as follows:

1.               DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following words and phrases, whenever capitalized in this Agreement, shall have the following meanings:

1.1“Affiliate” shall mean

(a) an organization which directly or indirectly controls a Party to this Agreement;

(b) an organization which is directly or indirectly controlled by a Party to this Agreement; or

(c) an organization which is controlled, directly or indirectly, by the ultimate parent company of a Party.

Control as per a) to c) is defined as owning fifty percent or more of the voting stock of a company or having otherwise the power to govern the financial and the operating policies or to appoint the management of an organization.

With respect to ROCHE the term “Affiliate” shall not include [***], unless ROCHE opts for such inclusion of [***] by giving written notice to SENSEONICS.

1.2“Anti-Corruption Laws” shall mean all applicable laws, regulations, orders, judicial decisions, conventions and international financial institution rules regarding corruption,

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bribery, ethical business conduct, money laundering, political contributions, gifts and gratuities, or lawful expenses to public officials and private persons, agency relationships, commissions, lobbying, books and records, and financial controls.

1.3“Applicable Laws” shall mean any and all laws, rules, regulations, directives, and guidance of any governmental authority in the Territory pertaining to the development, manufacture, extrusion, packaging, labeling, storage, marketing, sale, distribution or intended use of a Product, as amended from time-to-time.

1.4“Customer” or “HCP” shall mean a Third Party healthcare provider that maintains its principal place of business in the Territory and that acquires a Product for use by a patient in the Territory in the Field and not for further redistribution, remarketing or leasing to any other person or entity.

1.6“Effective Date” shall mean the date of the last Party to execute this Agreement.

1.7“EULA”  shall mean that certain end user agreement or agreements between SENSEONICS and Customers or their patients or caregivers with respect to an App or any cloud-based service that SENSEONICS offers directly to Customers, patients, caregivers or other Third Parties.

1.8“European Union” means the economic, scientific and political organization of the European Union member states as it may be constituted from time to time, which as of the Effective Date consists of Austria, Belgium, Bulgaria, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom of Great Britain and Northern Ireland and that certain portion of Cyprus included in such organization.

1.9“Excess Quantity” shall mean a quantity equal to [***] of the then current binding forecast of the Products for the applicable time period.

1.10“Field” shall mean an implantable sensor for continuously monitoring glucose in humans with diabetes.

1.11“Price” shall mean the price to be paid to SENSEONICS listed in Exhibit 4, denominated in EUR.

1.12“Product” shall mean each of the tangible products listed on Exhibit 1 of this Agreement, manufactured by or on behalf of SENSEONICS pursuant to this Agreement for supply to ROCHE. Exhibit 1 may be amended from time to time in accordance with the terms hereof.

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1.13“Product App” or “App” shall mean the software application(s) listed on Exhibit 1 of this Agreement, developed by or on behalf of SENSEONICS, and related support and other cloud-based services, if any, offered by SENSEONICS in connection therewith.

1.14“ROFN Territory” shall mean all countries and territories of the European Union, but expressly excluding the countries in the Territory, Sweden, Norway, Denmark, Switzerland, the UK, France and Finland.

1.15“Specifications” shall mean those products, labeling and performance specifications for each of the Products that are to be purchased and supplied under this Agreement, as set forth in Exhibit 2 attached hereto and made a part hereof, and as such Exhibit 2 may be amended from time to time in accordance with the terms hereof.

1.16“Territory” shall mean the countries agreed upon in Exhibit 3.

1.17“Third Party” shall mean a party other than ROCHE, SENSEONICS or their Affiliates.

1.18“User Documentation” shall mean the user documentation furnished to ROCHE by SENSEONICS for distribution along with the Products to Customers.

2.                 PURCHASE, SALE AND SUPPORT

2.1               Purchase and Sale.

(a) During the term of this Agreement and subject to the terms contained herein, ROCHE shall have the exclusive right, but not the obligation (except for the Minimum Requirements and the binding portion of any forecast submitted as set out in Section 3.2 (a)), to purchase all of ROCHE’s requirements of the Products in the Territory from SENSEONICS and SENSEONICS shall manufacture (or have manufactured) and supply to ROCHE at the agreed Price such quantities of the Products as ordered by ROCHE hereunder. The Products available to ROCHE for purchase from SENSEONICS are listed in Exhibit 1 of this Agreement, which may be amended by written agreement of the Parties from time to time during the term of this Agreement.  Notwithstanding anything to the contrary, any software embedded in a Product is licensed to Roche and its Affiliates and its Customers, not sold, to the extent permitted by Applicable Law. The Products shall reference or utilize Apps that can be licensed by SENSEONICS to Customers under the EULA in connection with the Products.

(b) Subject to the terms of this Agreement, including the Minimum Requirements, SENSEONICS acknowledges and agrees that ROCHE shall have the exclusive right to market, offer to sell and sell the Products solely to any Customer in the Territory and solely for use by such Customer in the Territory in the Field, and ROCHE hereby accepts such

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appointment and agrees to promote and sell the Products on the terms and conditions set forth herein. For the avoidance of doubt, Customer’s use of Product outside the Field shall not lead to any responsibility or liability of ROCHE. Except as provided otherwise in this Agreement, SENSEONICS shall not, as far as such limitation is consistent with Applicable Law, directly or indirectly market, offer to sell or sell, or assist any Third Party in marketing, offering to sell or selling the Product to any Third Party in the Territory for use in the Field.  Nothing herein shall limit SENSEONICS or any Third Party app store from marketing, offering, licensing, or selling the Apps in the Territory or Field for products that are same as or similar to the Products that were procured outside of the Territory or intended to be sold outside the Territory.  ROCHE shall not, as far as such limitation is consistent with applicable law, actively market, and offer to sell or sell the Product outside the Territory and/or for use outside of the Field.  If ROCHE receives any unauthorized order from a prospective purchaser outside the European Economic Area (EEA), ROCHE shall promptly refer that order to SENSEONICS and shall not accept any such orders.

(c) The Parties agree, that SENSEONICS shall offer ROCHE a one-time right of first negotiation (“ROFN”) to exclusively negotiate a distribution arrangement for the ROFN Territory as provided in this Section 2.1(c). SENSEONICS shall provide ROCHE with written notice prior to negotiating any distribution agreement with a Third Party for any country(ies) within the ROFN Territory. ROCHE shall have a period of thirty (30) days to provide SENSEONICS with written notice that it desires to exercise its ROFN with respect to such country. If ROCHE exercises its ROFN within such thirty (30) day period, then the Parties shall, for a period of up to one hundred twenty (120) days, negotiate exclusively in good faith on the terms and conditions of a distribution agreement for the Product in such country(ies) within the ROFN Territory. If ROCHE either does not exercise its ROFN within the thirty (30) day period or the Parties do not execute a distribution agreement within the one hundred twenty (120) day negotiation period (for whatever reason), then ROCHE shall no longer have exclusive negotiation rights with respect to such country(ies). The parties agree and acknowledge that (i) the ROFN shall not apply to any sale transaction of SENSEONICS (whether by merger, stock sale, asset transaction or otherwise) and (ii) the entry of a definitive agreement for the ROFN territory shall be at the sole and absolute discretion of the Parties and no obligation other than the negotiation right is expressed or shall be implied.

(d) ROCHE shall be solely responsible for all costs incurred by marketing, offering to sell or selling the Products in the Territory as specified in Section 2.2.

(e) Subject to the terms and conditions of this Agreement, SENSEONICS grants to ROCHE a nonexclusive, non-transferable, revocable (in accordance with any termination/expiration of this Agreement), payment-bearing license (which is covered by the Price) to: (i) distribute Products containing software embedded therein (in executable code only), in each case solely (a) as embedded with the Product, (b) in the form and with the branding and attribution

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provided by SENSEONICS, and (c) to one or more Customers in the Territory; (ii) make available the Apps or provide a link thereto through a Third Party app store to Customers, subject to a EULA, (iii) distribute one copy of the User Documentation (in its original form) with each Product distributed as permitted herein; and (iv) use a reasonable number of copies of the embedded software within the Product and the App (in each case, in executable code only) and the User Documentation solely on an internal basis and solely for the purposes of (a) conducting Product and App demonstrations for potential Customers in the Territory and (b) providing support services to those Customers that receive the Product from ROCHE.

(f) ROCHE shall not sublicense the rights set out in subsection (e)(i) and (ii) above or otherwise appoint one or more Third Party subdistributors without SENSEONICS’s prior written consent, such consent not to be unreasonably withheld or delayed.

(g) ROCHE acknowledges that the Products, Apps, and their structure, organization, and source code constitute valuable trade secrets of SENSEONICS and its suppliers.   Accordingly, ROCHE shall not, and shall not permit or authorize any third party, to  (i) modify, adapt, alter, translate, or create derivative works from any Products or Apps; (ii) merge any Products or Apps with other software; (iii) distribute, sublicense, lease, rent, loan, or otherwise transfer any Products or Apps to any Third Party (other than the sale to Customer in accordance with this Agreement); or (iv) reverse engineer (except to the extent permitted by Applicable Law), decompile, disassemble, or otherwise attempt to derive the source code for any Products or Apps; or (v) use any software or firmware embedded in a Product in connection with any other product, unless in each case, such restriction is not permitted under Applicable Law.  ROCHE shall not remove, alter, or obscure in any way any proprietary rights notices (including copyright notices) of SENSEONICS or its suppliers on or within any copies of the Products, Apps or the User Documentation.   The Products to be offered for sale and/or sold by SENSEONICS to ROCHE under this Agreement are subject in each and every case to the condition that such sale does not convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products or any software or Apps relating thereto.  Except as otherwise may be expressly permitted in this Agreement with respect to translations of labeling and country-specific packaging for the Product, ROCHE shall not make any changes, alterations, modifications or additions to the Products or Apps without prior written approval of SENSEONICS, which approval SENSEONICS, in its sole discretion, can withhold.  ROCHE shall take reasonable  steps to include in its marketing materials, or otherwise inform purchasers of, the restrictions contained in this paragraph.

(h) ROCHE acknowledges and agrees that nothing in this Agreement shall give it the right to conduct, directly or indirectly, any research or development activity (including any clinical development) using the Products or Apps, including the evaluation of the Products or any Apps for use in additional fields or applications, and it shall not sell or make available the Products or any Apps for any such purpose, without the prior written approval of SENSEONICS.  In the event that ROCHE becomes aware that a Third Party desires to purchase or use Products or Apps for such purpose, ROCHE shall promptly notify SENSEONICS of such potential activities.

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2.2Support.

(a) ROCHE shall be responsible for first level customer contact and technical support of the Products and Apps in the Territory.  The ROCHE support of SENSEONICS Products and Apps is limited to Product issues and related troubleshooting steps, as described in the most recent troubleshooting guides (TSG), provided by SENSEONICS for each SENSEONICS Product and App.  Customer complaints will be handled by ROCHE and SENSEONICS as described in Section 5.6 and in accordance with all Applicable Laws.

ROCHE shall provide such support in a timely manner and in accordance with ROCHE’S existing standard technical support response and resolution timing requirements.

(b) SENSEONICS shall reasonably cooperate with ROCHE on the promotion and marketing of the Product in the Territory as and to the extent provided in this Agreement or any mutually agreed marketing plan. SENSEONICS shall provide ROCHE at regular intervals (as mutually agreed by the Parties) with a copy of SENSEONICS’ then current available printed and online marketing material in English that are applicable to the Products and Apps to further the goals of this Agreement. These marketing materials are to be provided for free. Duplication, adaptation and translation costs for use in the Territory will be borne by ROCHE.  ROCHE shall distribute Products with all packaging, warranties, disclaimers, patient consent forms, User Documentation and product information as designated by SENSEONICS, ROCHE may translate any such materials into the local country language(s) of the Territory; provided, that all final copies of any such translated materials shall be provided to SENSEONICS in advance of any use by ROCHE for review and written approval. This approval shall be given to ROCHE within ten (10) days. In no event shall SENSEONICS assume any liability for materials created or modified by ROCHE.

(c) During the term, ROCHE shall have the limited right and royalty-free license to include the SENSEONICS trademarks and a description or image of the Products or Apps on its websites solely for the purpose of distributing the Product as provided herein. Use of the SENSEONICS’ trademarks as permitted under this Agreement shall be subject at all times to all usage guidelines provided to ROCHE by SENSEONICS and all goodwill associated therewith shall inure to the benefit of SENSEONICS.  ROCHE may reference, wherever suitable, to SENSEONICS’ website including, without limitation, through a website linking. References or links can be made to a specific web-page if SENSEONICS indicates a specific URL. ROCHE shall not be liable for any content on web-pages that can be accessed via such links.

(d) SENSEONICS shall use commercially reasonable efforts to support ROCHE in distributing the Product to HCPs deemed necessary by the Parties. ROCHE may promote the Products and Apps through its direct sales force or otherwise as it may determine from time to time, in its sole discretion, but at all times in accordance with this Agreement.

(e) SENSEONICS shall provide Clinical Science Managers resources at its own cost to ROCHE for training physicians on the implantation of the Senseonics sensor to allow ROCHE to market, offer to sell or sell the Product.  The Clinical Science Managers shall be

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able to communicate in English or German. The training provided under this Section 2.2(e) to physicians will be conducted in the applicable local language and may be done through the use of translators.

(f) SENSEONICS shall be responsible for offering and making available the App in applicable Third Party app stores on a mutually agreed date that will be scheduled to occur on the earlier of (i) the day before the communicated start date of the trainings for HCPs, or (ii) the first scheduled day for a commercial sale of Product by ROCHE, as made known to SENSEONICS. SENSEONICS shall be responsible to offer necessary updates in the respective app stores. SENSEONICS shall be responsible for the App’s compliance with data privacy laws in the Territory. SENSEONICS represents and warrants that the App was designed to store sensitive patient data locally on the patient’s device (e.g., smartphones), and was not designed to transfer sensitive patient data to SENSEONICS or its designee, unless specifically initiated or approved by the patient.  SENSEONICS assumes no liability, and makes no representation or warranty, regarding any use or transfer of all or certain data initiated by the Customer or their patients.

3.              PRICE, ORDERS, PRODUCT SUPPLY

3.1Price.

(a) SENSEONICS shall charge ROCHE, and ROCHE shall purchase from SENSEONICS the quantities of Products ordered pursuant to this Agreement at the Price for each of the Products as set forth in Exhibit 4.  The Prices do not include sales, use, excise, value added, transfer or any other taxes or duties levied or assessed by any governmental authority within the Territory, all of which shall be paid by ROCHE.  All import and export licenses, consents and approvals for Roche’s distribution of the Product shall be obtained by ROCHE at its own expense.  When SENSEONICS has the legal obligation to collect such taxes, the appropriate amount shall be invoiced to ROCHE and paid by ROCHE (in addition to the Price) within forty-five (45) days unless ROCHE provides SENSEONICS with a valid tax exemption certificate authorized by the appropriate taxing authority.

(b) The Price and the volumes for each Product shall be re-negotiated in good faith between the Parties upon written request of either Party in the event that reimbursement for the Product is denied, changed or cancelled, taking also into account the changes in production costs and the changes in the end user prices. Until such time as the Parties agree on any such re-negotiated Price for each such Product, the current Price shall remain in effect.  The Parties shall review market price/reimbursement in each country one year after the Effective Date and review whether these allow the targeted margins for ROCHE. If this is not the case, the Parties shall negotiate price adjustments in good faith. If market price/reimbursement is deemed too low by ROCHE and SENSEONICS is not in a position to lower product prices to allow for the desired margins, ROCHE may terminate this Agreement in line with Section 10.2.

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3.2Forecast and Orders.

(a)ROCHE shall furnish to SENSEONICS a rolling forecast in four month increments (by May 1st, September 1st and January 1st) for the quantities of the Products that ROCHE intends to order during the twelve (12) month period referenced therein. The forecast period shall commence with the first day of the succeeding period. The first four (4) months of each such forecast shall constitute a binding commitment upon ROCHE to purchase each of the Products in the quantities indicated in the forecast for such first four (4) months, pursuant to the purchase orders submitted by ROCHE to SENSEONICS in accordance with Section 3.2(c). The remaining eight (8) months of such forecast shall merely represent reasonable estimates for planning purposes only and shall not obligate ROCHE to purchase the Products or quantities therein.

(b) Each calendar year during the term, ROCHE shall purchase no less than the minimum quantities of each Product per country in the Territory (“Minimum Requirement”) as set forth on Exhibit 4 for such calendar year.  Minimum quantities which exceed the annual Minimum Requirement per country in the Territory shall be deducted from the Minimum Requirement for such applicable country in the Territory for the remaining years.

(c)The quantity of Products in the initial purchase order shall be agreed upon by the Parties in writing until the described rolling forecasting process begins.

(d)ROCHE shall place each purchase order with SENSEONICS for the Products to be delivered hereunder in writing. Each such purchase order shall constitute a binding obligation upon ROCHE and shall be confirmed by SENSEONICS within [***] from receipt of the purchase order, such confirmation to include information on the expected delivery date. SENSEONICS hereby guarantees an [***] delivery of the Products (for quantities ordered that are equal to or less than the then current forecast quantity plus the Excess Quantity) from the receipt of each purchase order. SENSEONICS may use the Safety Stock of the Products maintained in Section 3.4 to meet Excess Quantity orders. For orders of the Products that exceed the then current rolling forecast plus the Excess Quantity, SENSEONICS shall use its reasonable efforts to meet the [***] delivery date for such orders and shall reasonably adapt its production capacity accordingly to the extent reasonably practicable, but failure to deliver any such quantities of Products by such delivery date shall not constitute a breach of this Agreement by SENSEONICS. SENSEONICS shall deliver those Products that are designated by SENSEONICS as sensors (“Sensor Products”) to ROCHE with at least [***] of shelf life. Sensor Products delivered with less than [***] of remaining shelf life at the time of delivery will be exchanged for free by SENSEONICS. The foregoing shall be ROCHE’s sole remedy and SENSEONICS’ sole obligation and liability with respect to Sensor Products not containing the minimum shelf-life at the time of delivery to ROCHE.

(e)All purchase orders shall be subject to the terms and conditions contained herein, and nothing in any purchase order or any other document submitted by ROCHE to SENSEONICS shall in any way modify, add or delete any terms or conditions to those contained in this Agreement.

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3.3Delivery and Invoicing.

(a)SENSEONICS shall ship the Products which are ordered by ROCHE pursuant to a purchase order from SENSEONICS’s facility on a DAP basis (Incoterms 2010) to ROCHE’s Germany/Raunheim facility [***] in accordance with the quantities and delivery dates specified in ROCHE’s purchase orders

All deliveries shall comply with ROCHE’s shipping and pallet guidelines as set forth in Exhibit 5.

(b)SENSEONICS shall invoice ROCHE for the Prices of the Products supplied under ROCHE’s purchase order. ROCHE shall pay such invoice within sixty (60) days from the end of the calendar month in which such Product was delivered to ROCHE.

All payments to SENSEONICS shall be made via wire transfer pursuant to the following information:

Account Name:	XXXXXXXXX
Name of Bank:	XXXXXXXXX
Account No.:	XXXXXXXXX
Bank Code:	XXXXXXXXX

(c)Unless the Parties expressly agree in writing to use a different currency, all invoices under this Agreement shall be invoiced and paid in EUR. The Parties shall agree on an exchange rate(s) from United States Dollars into Euro. The agreed exchange rate will be set once per calendar quarter based on the exchange rate(s) documented in the Wall Street Journal on the 15th of the month (or the business day before in the event the 15th is a Saturday, Sunday or public holiday) previous to each calendar quarter. If the actual exchange rate deviates for more than one point five per cent (1.5%) from the agreed exchange rate in a calendar quarter, the agreed exchange rate shall be adapted accordingly becoming effective for the next calendar quarter.

(d)Within thirty (30) days after the end of each calendar quarter during the Term, ROCHE shall provide to SENSEONICS true and correct written reports of all sales of Products in the Territory by ROCHE. Each such written report shall be in a form and format reasonably acceptable to SENSEONICS with information specifically identifying the Products sold (by Product and Customer type) during such period, except to the extent expressly prohibited by Applicable Law.

3.4Safety Stock. Commencing six (6) months following the Effective Date and throughout the term of this Agreement, SENSEONICS shall maintain a Safety Stock of the primary sensor component (without the applied chemistry) necessary to manufacture the Products, equivalent in quantity to the average of the last two binding [***] periods of forecasts of Products (the “Safety Stock”); provided, that SENSEONICS shall have a reasonable period of time to satisfy the Safety Stock requirement associated with any material increase in ROCHE’s forecasted amount of Product. Deliveries by SENSEONICS to ROCHE

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may utilize sensors for Products taken from SENSEONICS’s inventory identified as Safety Stock; provided, however, that SENSEONICS shall replenish the Safety Stock, if necessary, as soon as reasonably practicable in order to maintain the level of Safety Stock in accordance with the preceding sentence. SENSEONICS’s Safety Stock shall be rotated with its regular inventory of sensors for the Products.

3.5Failure to Supply. In the event that SENSEONICS is unable, or notifies ROCHE that it is unable, for any reason (except for events of Force Majeure) to supply quantities of the Products in accordance with Sections 3.2 and 3.3 for a period of [***], ROCHE may, at its discretion and upon notice to SENSEONICS solely to the extent to cover such failure to supply, (a) require SENSEONICS to supply the undelivered Products at a future date agreed upon by the Parties in written form; or (b) require SENSEONICS to provide access (by providing company names, individual contacts and phone numbers) to SENSEONICS’s supplier(s) of the Products, such that ROCHE may discuss with such supplier(s) the supply of the Products that SENSEONICS is unable to supply; or (c) purchase such undelivered Products, or reasonably similar products, from a Third Party supplier (in which case the terms of this Agreement shall not apply to such Products). In the event ROCHE elects either option (b) or (c), above, ROCHE shall be relived of any obligation set forth in Section 3.2 to purchase such undelivered Products and all corresponding purchase orders shall be deemed null and void.

4.              MANUFACTURE, QUALITY ASSURANCE, WARRANTY, LIABILITY AND STUDY DATA

4.1Legal Manufacturer. As between the Parties, SENSEONICS shall be the responsible legal manufacturer for all of the Products supplied by SENSEONICS to ROCHE hereunder whether or not the Products are manufactured by SENSEONICS or a Third Party on behalf of SENSEONICS. SENSEONICS represents and warrants to the best of its ability that the manufacture of the Products and the manufacturing facilities and processes used in the manufacture of the Products will, at the time of manufacture of the Product, comply with all Applicable Laws.

4.2Product Warranty. SENSEONICS represents and warrants that with respect to Products supplied by it to ROCHE under this Agreement:  (i) Sensor Products that meet the minimum shelf-life pursuant to Section 3.2(c), shall, until expiry of the corresponding expiration date for such Sensor Product, conform in all material respects to the Specifications in effect at the applicable time of manufacture of such Sensor Products and at the time of delivery to ROCHE be free from defects in materials and workmanship; and (ii) Products that are designated by SENSEONICS as transmitters (“Transmitter Products”), shall, for a period of [***] from the date of delivery to ROCHE (“Warranty Period”), conform in all material respects to the Specifications in effect at the applicable time of manufacture for such Products

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and at the time of delivery to ROCHE be free from defects in materials and workmanship (collectively, the “Product Warranty”).   Notwithstanding anything to the contrary, SENSEONICS shall not be liable with respect to any Product labeling or package inserts to be provided or used by ROCHE or for any noncompliance with the foregoing due to the acts or omissions of ROCHE or failure to comply with any SENSEONICS’s written instructions regarding the Product. This Product Warranty is expressly made contingent upon proper use of Products in the application for which they were intended in accordance with any instructions for use or labeling included with the Products.

4.3Testing. SENSEONICS shall test or cause to be tested each lot of the Products manufactured by SENSEONICS for ROCHE hereunder before delivery to ROCHE. Each lot shall be accompanied by a Certificate of Analysis (the “CoA”) which shall provide part traceability for the Products. The CoA shall show a summary of the testing results and have SENSEONICS’s quality representative’s signature and date of approval.

4.4Labeling. SENSEONICS shall be responsible for all labeling of the Products in accordance with SENSEONICS’ standard company practices and for the control of such labels and label modification processes and documentation, provided that ROCHE shall be responsible for providing SENSEONICS all Territory -specific labeling specifications for the Product necessary for sale of the Product in the Territory.  Such responsibilities of the Parties shall be carried out in full compliance with Applicable Laws; provided, that, if Roche performs any labeling in connection with any Roche product or app related to the Product or App, then in no event shall SENSEONICS assume any liability for such labeling performed solely by Roche.

4.5Changes to the Products. SENSEONICS shall notify ROCHE in writing of any proposed material changes to the Products which materially affect the fit, form, or function of the Products as established by the Specifications for each such Product.

4.6Rejected Goods/Shortages.

SENSEONICS shall not accept any returns of defective Products except under the following conditions:

(a)ROCHE shall notify SENSEONICS if any of the Products shipped by SENSEONICS pursuant to this Agreement do not conform to the Product Warranty under Section 4.2(i) (regarding Sensor Products) or Section 4.2(ii) (regarding Transmitter Products) or if there is any shortage in the quantity of any shipment of the Products within five (5) calendar days of receipt of such shipment.

(b)Hidden defects (to the extent existing at the time of delivery of such Products by SENSEONICS to the common carrier) that result in the Sensor Product or Transmitter

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Product not conforming to the Product Warranty under Section 4.2(i) or Section 4.2(ii), respectively, must be notified by ROCHE to SENSEONICS within ten (10) calendar days after discovery and in any event, no later than ten (10) calendar days following the expiration of the applicable time period set forth in Section 4.2(i) or Section 4.2(ii) accordingly.

(c)In the event any non-conformance or defect is reported in accordance with subsections (a) and (b) above, ROCHE shall send the applicable Product(s) to SENSEONICS for its inspection. In the event that SENSEONICS confirms such non-conformance, defect or shortage reported in accordance with subsections (a) and (b) above, SENSEONICS shall, at its option, replace the applicable Products or make up the shortage without undue delay after receiving such notice, at no additional cost to ROCHE, or refund the purchase price for the non-conforming Products and shall make arrangements with ROCHE for the return or destruction of any rejected Products, such return shipping charges or costs of destruction to be paid by SENSEONICS. Title to all returned Products shall belong to SENSEONICS.

4.7Returned Products.

If any customer of ROCHE rejects or returns Products to ROCHE as a result of performance problems or other deficiencies arising from a manufacturing defect within the Warranty Period, ROCHE shall send the applicable Products to SENSEONICS for its inspection. In the event SENSEONICS confirms such performance problem or deficiency, then such Products shall be replaced by SENSEONICS at its expense provided that ROCHE can demonstrate that the Products have been transported, handled and stored according to the written instructions of SENSEONICS. SENSEONICS shall in such circumstances also pay against invoice for the transportation of such rejected or returned Products from customer sites to SENSEONICS.

4.8Product Problems. SENSEONICS shall promptly notify ROCHE of lot failure, manufacturing problems or similar problems that SENSEONICS reasonably determines would, in any material way, negatively impact ROCHE’s ability to sell and distribute the finished Products to its Customers.

4.9Sub-contracting manufacture.  In the event that SENSEONICS intends to sub-contract the manufacture of the Products or significant components of the Products to a Third Party (a “Subcontractor”) it shall notify ROCHE in writing. The same applies in the event that SENSEONICS intends to exchange existing subcontractors. The Parties agree that as of the Effective Date, SENSEONICS has provided ROCHE with notice of its existing Subcontractors in a separate writing and the notice requirement under this Section 4.9 is deemed satisfied with respect to such Subcontractors.

4.10Study data.      SENSEONICS will provide ROCHE access to certain data of the clinical study associated with the Conformity Assessment of the Product for the purpose of

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obtaining CE Mark upon receipt of the final study report from such study. This includes the right for ROCHE to contact the study centers participating in such study directly with respect to such data. SENSEONICS will facilitate the contact between ROCHE and such study centers. With respect to such data, ROCHE shall only have access to anonymized or pseudonymous patient data and shall have no access to patient identifiers. All data to which ROCHE has access hereunder shall constitute Confidential Information of SENSEONICS.

4.11Apps.  SENSEONICS’ representations and warranties with respect to the Apps shall be as set forth in the EULA by and between SENSEONICS and the applicable Third Party.  In no event will ROCHE provide to a Third Party any representation or warranty with respect to any Apps.

4.12Representations and Warranties of Each Party.  Each Party hereby represents and warrants to the other Party as of the Effective Date that:

(a)              such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)              such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)              this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and

(d)              the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party.

4.13 Warranty Disclaimer.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NO WARRANTIES, EXPRESS OR IMPLIED, ARE GIVEN IN RESPECT OF PRODUCTS OR THE APPS, AND ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OUTSIDE OF THIS AGREEMENT IS HEREBY EXPRESSLY DISCLAIMED. ANY ACTION FOR AN ALLEGED BREACH OF ANY CONTRACT OF SALE OR OF THE ABOVE-STATED WARRANTY IN RESPECT OF PRODUCTS SOLD BY SENSEONICS TO ROCHE OR WITH RESPECT TO ANY APP MUST BE COMMENCED WITHIN ONE (1) YEAR AFTER THE CAUSE OF ACTION ACCRUE.

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5.              REGULATORY MATTERS, PRODUCT QUALITY, INSURANCE

5.1Registration; Export.

(a)SENSEONICS shall be responsible to obtain the CE mark for the Products and Apps.

(b)SENSEONICS shall reasonably support ROCHE with any permits needed for the importation, distribution and sale of the Products in the Territory, and safety related requests that may be required by Applicable Law in the Territory.

(c)The Parties agree that all Products delivered under this Agreement may be subject to foreign trade controls. The Parties shall strictly comply with all applicable national and U. S. laws and regulations for the control of import, export/ re-export, transfer, brokering and transit.

(d)In any case, SENSEONICS shall inform ROCHE about the respective number of the Products according to the EU Dual-Use Regulation, the Commerce Control List (CCL) of the U. S. Department of Commerce and/ or the U. S. Munitions List (USML) of the U. S. Department of State. Additionally, upon ROCHE’s request, SENSEONICS shall provide technical specifications of the Products to enable ROCHE to classify the Products according to the relevant foreign trade control and customs regulations.

(e)SENSEONICS shall be obliged to declare the origin of goods under customs law pursuant to the export and customs regulations applicable in each case, e.g. on the invoice, by means of a certificate of origin or a long-term declaration. SENSEONICS shall promptly notify ROCHE unrequested in writing of any change of origin. Where the Products fall within the scope of a convention for the granting of tariff preferences, SENSEONICS shall be obliged to issue a written declaration pursuant to the relevant free trade agreement, e.g. a long-term supplier declaration or, in individual cases, a declaration of origin on the invoice.

(f)In the event that for the import or export of goods additional official documents are required for the designated use of the Products, SENSEONICS shall be obliged to promptly procure or, respectively, to provide these documents to ROCHE. ROCHE shall inform SENSEONICS of the applicable requirements.

(g)Any costs incurred from the obligations of a Party in this Section 5.1 shall be borne by such Party.

5.2Regulatory Inquiries. Each Party shall keep the other Party informed of any formal or informal inquiry relating to any of the Products sold hereunder by a regulatory agency or national government or supranational authority in the Territory.

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5.3Inspection by ROCHE. Upon reasonable prior notice, SENSEONICS shall, from time to time during the term of this Agreement, use commercially reasonable efforts to allow or obtain allowance from any Subcontractor for representatives of ROCHE to audit and inspect during regular business hours all facilities utilized by SENSEONICS or Subcontractor in manufacturing, finishing, testing, packaging, storing and shipping the Products sold to ROCHE under this Agreement, provide reasonable access to all manufacturing quality control documentation, and cooperate with such representatives in a reasonable manner. In addition, SENSEONICS shall procure ROCHE letter(s) relating to Products to assist in regulatory filings as is reasonably requested by ROCHE.

5.4Compliance with Laws. In performing this Agreement, each Party shall comply with all Applicable Laws, including European Data Protection Directive (Directive 95/46/EC), the German Federal Data Protection Act 1990, as amended, social data protection according sec. 35 Social Code Book I, sec. 67-77 Social Code Book X (the latter three only for the Territory of Germany) and all other applicable data protection and privacy laws, and shall not be required to perform or omit to perform any act required or permitted under this Agreement if such performance or omission would violate the provisions of any such Applicable Law. Without limiting the generality of the foregoing, each Party shall comply with all Applicable Laws pertaining to the use, import, export, transport, handling, storage, distribution, sales, and marketing, of the Products, including all Anti-Corruption Laws as far as applicable. To the extent either Party reasonably determines that Applicable Laws relating to the use, operation or sale of a Product requires the cooperation of the other Party or the provision of certain information or data from the other Party, then such Party shall notify the other Party and the Parties shall discuss in good faith and implement a reasonable process to comply with such Applicable Law.

5.5Government Inspection. SENSEONICS shall allow and ensure that any Subcontractor shall allow authorized representatives of any regulatory authority with jurisdiction over the manufacture and/or ROCHE’s marketing and distribution of the Products to tour and inspect facilities utilized in the manufacture, finishing, testing, packaging, storage, and shipment of the Products sold to ROCHE under this Agreement, and will cooperate with such representatives in every reasonable manner. ROCHE shall regard such items as “Confidential Information” under the provisions of Article 8 herein. ROCHE shall allow authorized representatives of SENSEONICS and any regulatory authority with jurisdiction over the Products and/or the marketing, storage and/or distribution of the Products to tour and inspect facilities directly involved in storage and/or sale of Products by ROCHE under this Agreement, and will cooperate with such representatives in every reasonable manner. SENSEONICS shall regard such items as “Confidential Information” under the provisions of Article 8 herein. To the extent SENSEONICS is required by any Regulatory Authority to provide information relating to its distributors of Product in the Territory or access to its

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distributors in the Territory, ROCHE will comply with such requirements and will make itself available consistent with the provisions of this Section 5.5.

5.6Customer Complaints.

The ROCHE local organization documents complaints upon receipt regarding the Product or Apps according to the standard ROCHE Complaint Handling procedures.  All complaints are handled by the ROCHE local organization according to the current TSG in place. The ROCHE local organization notifies SENSEONICS within two (2) business days of all complaints, and transfers the documentation associated with the complaint, along with the information related to the handling per TSG.  SENSEONICS will evaluate the complaints per the Standard Operating Procedure (SOP) governed by their Quality Management System (QMS).

Problems and issues not described in the product related TSG or any medical complaints are to be directed to the SENSEONICS designated technical support representative. For that purpose, the ROCHE local organization forwards the customer’s contact information including a short problem description via agreed communication channels to SENSEONICS (under consideration of local laws for personal data protection). Thereafter the SENSEONICS designated technical support representative is fully responsible to contact the customer, and if required, to decide which of the complaint material should be sent for investigation purposes.  SENSEONICS is responsible to submit a Manufacturer’s incident report (in accordance with Section 5.7), when appropriate, to the National Competent Authority for all medical complaints. The product investigation process (and investigation result documentation) including required Competent Authority communication is under full responsibility of SENSEONICS. However, SENSEONICS shall keep ROCHE reasonably informed about any such investigation process.

5.7Vigilance and Post-Market Surveillance. SENSEONICS is responsible for reporting of medical incidents and recalls relating to the Products to the competent authorities in accordance with all Applicable Laws. SENSEONICS is also responsible for post-market surveillance and shall promptly notify ROCHE of any relevant corrective actions or non-conformances relating to the Products or Apps.

The ROCHE local organization ensures, that SENSEONICS is informed within two (2) business days about possible reportable incidents as described in Section 5.6.

5.8Communication. SENSEONICS shall inform ROCHE of any product quality related communication. ROCHE shall follow the actions reasonably requested by SENSEONICS and provide such information immediately to its customers or customer service organizations.

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5.9Product recalls. In the event of a recall by SENSEONICS of one or more of the Products, SENSEONICS shall notify ROCHE in writing in a timely manner prior to making such recall. Each Party shall endeavor to reach an agreement with the other regarding the manner, content and timing of any publicity to be given to any recall in time to comply with any applicable regulatory requirements, but such agreement shall not be a precondition to any action that a Party deems required to protect users of the Products or to comply with any applicable government orders. In the event SENSEONICS requests ROCHE to recall one or more of the Products, ROCHE shall take all appropriate actions to recall such Products. SENSEONICS shall bear the expenses, including, without limitation, all reasonable out-of-pocket costs and expenses, associated with any recall required by SENSEONICS or required by Applicable Law to the extent arising out of, based on, or caused by failure of the Products to meet the applicable Product Warranty or Specification.

5.10Insurance. ROCHE will obtain and maintain at its own cost and expense appropriate insurance to cover its activities with respect to this Agreement, including, without limitation, as applicable, product liability and commercial general liability insurance, provided, that such insurance may be fulfilled through  a program of self-insurance.  SENSEONICS shall name ROCHE as an additional insured under its current product liability insurance policy or enter into such agreement with an insurance company.  As soon as practicable after the Effective Date, SENSEONICS shall provide ROCHE with a certificate of insurance or equivalent, evidencing that (i) ROCHE has been added as an additional insured under such policy for the sale of the Products; or (ii) SENSEONICS entered into an agreement with an insurance company. Minimum coverage shall be [***]. In the event of cancellation of such policy, SENSEONICS shall endeavor to provide ROCHE with written notice of cancellation at least thirty (30) days prior to the effective cancellation date, in which case ROCHE may terminate this Agreement immediately unless comparable substitute insurance coverage is obtained by SENSEONICS.

5.11Training.  SENSEONICS shall provide reasonable training of ROCHE’s sales force, customer support and technical service personnel in preparation for and within a reasonable period after the first commercial sale of Products by ROCHE in amounts and scope as to be mutually agreed by the Parties in writing. ROCHE and SENSEONICS will mutually decide upon the extent and type of training (such as an in-person visit or electronic web-conference) before Products are provided to HCP’s or patients. Unless otherwise mutually agreed by the Parties in writing, the cost of any such training shall be borne by each Party as incurred and such training shall be repeated as mutually agreed by the Parties for any significant Product update and new Product release.  ROCHE shall ensure that all of its employees who are engaged in the promotion and sales of the Product under this Agreement are adequately trained with respect to the sales and support of the Products. ROCHE shall, at its own expense, establish and maintain a sales, marketing and distribution organization, and support

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personnel of sufficient size to adequately and effectively market, sell and support the Products in the Field in the Territory.

6.              INTELLECTUAL PROPERTY

6.1Use. SENSEONICS hereby covenants that during the term of the Agreement it shall not sue nor otherwise attempt to enforce against ROCHE in the Territory any patent rights which SENSEONICS now holds, or which SENSEONICS may acquire hereafter under any patent that claims any of the Products or Apps sold by SENSEONICS to ROCHE under this Agreement. ROCHE will have access under the terms and conditions of this Agreement to all generally released products that are developments or improvements to the Products and Apps that perform in substantially the same manner as the Products and Apps; provided, that, any such development or improvement that includes a sensor with an extended life shall be subject to the terms and conditions of this Agreement only if the Parties can agree on reasonable terms for such development and/or improvement.

6.2Ownership. The Parties acknowledge and agree that, as between the Parties, except for ROCHE’s right to distribute the Products under the trademarks and trade names of SENSEONICS as granted herein, all right, title and interest in and to any intellectual property rights existing on or before the Effective Date shall continue to reside solely in the ownership of the respective Party (or its licensor) owning the right on or before the Effective Date. Any inventions made, developed, conceived, or reduced to practice by SENSEONICS after the Effective Date that directly relates to the Products or Apps, and any intellectual property relating thereto, shall be owned solely by SENSEONICS. Such intellectual property shall not affect ROCHE’s right to distribute the Products or Apps.

Any inventions made, developed, conceived, or reduced to practice by ROCHE after the Effective Date that directly relates to the Products or Apps, and any intellectual property relating thereto, shall be owned solely by ROCHE. ROCHE hereby grants to SENSEONICS a nonexclusive, royalty-free, nontransferable, non-sublicenseable license to such intellectual property owned by ROCHE to the extent the intellectual property covers the first version of the Products and/or Apps supplied to ROCHE by SENSEONICS for uses in the Products and/or Apps, during the term of this Agreement.

ROCHE hereby grants to SENSEONICS an option to negotiate a nonexclusive, nontransferable, non-sublicenseable license to intellectual property owned by ROCHE which covers improvements of the above first version of Products and/or Apps supplied to ROCHE by SENSEONICS for uses in improved Products and/or Apps, during the term of this Agreement.

6.3Third Party Infringement.  ROCHE shall promptly notify SENSEONICS in writing of any patent or copyright infringement or unauthorized use or misappropriation of

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SENSEONICS trade secrets or trademarks in the Territory of which ROCHE becomes aware.  SENSEONICS shall have the exclusive right in its sole discretion to institute (and to settle) any proceedings against any Third Party relating to any such infringement or misappropriation. ROCHE shall cooperate fully with SENSEONICS in any legal action taken by SENSEONICS against such Third Parties in the Territory. Upon SENSEONICS’s request and at SENSEONICS’s expense, ROCHE shall have the right, but not the obligation, to be joined as a party plaintiff and shall cooperate in the pursuit thereof, as is reasonably necessary. SENSEONICS shall have the sole right to control prosecution of such action, but SENSEONICS shall keep ROCHE informed on a regular basis as to the status of such proceeding. Any monetary damage that will be adjudicated in favor of SENSEONICS as a result of such infringement or misappropriation shall, after deduction of reasonable attorney’s cost which remain uncompensated by the infringer, be shared equally between SENSEONICS and ROCHE if the Parties have previously agreed to share the attorneys’ fees. Otherwise all costs for such enforcement actions shall be borne by SENSEONICS and all recoveries shall be retained by SENSEONICS.

6.4Intellectual Property Warranty and Indemnity.

(a)As of the Effective Date, SENSEONICS represents and warrants to ROCHE that (i) to its actual knowledge based on due care, the manufacture, distribution, sale, offer for sale, marketing, import, possession or use of any of the Products or Apps does not constitute an infringement of any valid patent of any Third Party in the Territory, (ii) to its actual knowledge, with no duty of inquiry, the manufacture, distribution, sale, offer for sale, marketing, import, possession or use of any of the Products or Apps does not constitute an infringement of any valid design patent,  (iii) to its actual knowledge based on due care, the manufacture, distribution, sale, offer for sale, marketing, import, possession or use of any Product or App related marketing materials provided by SENSEONICS to ROCHE pursuant to this Agreement does not constitute an infringement of any valid copyright of any Third Party in the Territory, (iv) to its actual knowledge based on due care, the manufacture, distribution, sale, offer for sale,  marketing, import, possession or use of any of the Products or Apps under the trademarks of SENSEONICS does not constitute an infringement of any valid trademark of any Third Party in the Territory, and in each case of (i), (ii), (iii) and (iv), that no court proceeding or any other procedure for infringement of such rights is pending against SENSEONICS with respect to the Products or Apps.

(b)(1) In the event that the manufacture, distribution, sale, offer for sale, marketing, import, possession or use, as applicable, of the Products or Apps, is alleged to infringe Third Party intellectual property rights in the Territory or in the view of a Party there is a reasonable risk of infringement or an injunction in the Territory, the Party shall provide written notice to the other Party of such potential infringement or injunction risk without delay (“Infringement Notice”).

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(2) Upon receipt of a preliminary injunction furnished by a court, a request for a preliminary injunction furnished by a Third Party or a court, a complaint in a litigation proceeding furnished by a Third Party or court and the aforementioned alleges or rules that the manufacture, distribution, sale, offer for sale, marketing, import, possession or use, as applicable, of the Products or Apps, by a Party infringes Third Party intellectual property rights in the Territory (all “Infringement Action”) the other Party shall be notified of the Infringement Action without delay and shall have the right to assess the risk for thirty (30) days. The Parties shall then discuss and agree on how to resolve the infringement risk or agree on its mitigation. Each Party shall have the right to suspend marketing and distributing the Products or Apps in the Territory under the following conditions: x) immediately after receipt of an Infringement Action once the other Party is informed, xx) when the Parties mutually agree on the suspension, or xxx) after expiry of the hundred and eighty (180) days from the receipt of the Infringement Notice or the Infringement Action by the other Party in the event the Parties do not agree on how to resolve the infringement risk or agree on its mitigation. In the event that either Party  exercised its above right to suspend marketing and distributing the Products or Apps in the Territory, ROCHE shall have the right to terminate the Agreement with immediate effect in which event SENSEONICS will refund the amounts paid by ROCHE to SENSEONICS for Products in ROCHE’s inventory that are returned to SENSEONICS.

(3) Notwithstanding the thirty (30) day assessment period described above, if any action is required in response to an Infringement Action to protect a Party’s rights prior to the end of such thirty (30) day period, then such Party shall be permitted to take any such required action, provided that such Party reasonably consults with the other Party.

(4) In the event of an Infringement Notice or Infringement Action, SENSEONICS may, in its sole discretion and at its sole expense, elect to either (i) use best efforts to promptly procure for ROCHE and its Customers the necessary rights with respect to such Products and the Apps in the Territory in accordance with this Agreement and the EULA, as applicable, (ii) use best efforts to promptly replace or modify the Products and/or Apps as quickly as possible, as applicable, so as to make the Products and Apps non-infringing, or (iii) terminate ROCHE’s and/or such Customers’ rights relating thereto by written notice effective upon receipt under the conditions x) to xxx) set forth in Section 6.4(b)(2) above.  SENSEONICS may, in its sole discretion, enter into a settlement with the Third Party, including but not limited to obtaining the rights described in (i) above.  After receipt of the Infringement Notice or Infringement Action, (A) ROCHE shall suspend marketing and distributing the Product in the Territory on its own motion under the conditions x) to xxx) set forth in Section 6.4(b)(2) above or as directed by SENSEONICS under the conditions x) to xxx) laid out in Section 6.4(b)(2) above until SENSEONICS completes either (i), (ii) or (iii) above, (B) the Minimum Requirement shall be automatically suspended for any period of time under which ROCHE is suspended from marketing and distributing the Product in the Territory and (C) ROCHE shall

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have the option but not obligation to extend the term of the Agreement to account for any period of time under which ROCHE was suspended from marketing and distributing the Product in the Territory. If SENSEONICS terminates pursuant to (iii) above, ROCHE shall remove all Product from the market and shall cease distributing the Product in the Territory as directed by SENSEONICS.

(5) In the event that SENSEONICS is enjoined from making, supplying, selling, licensing, or otherwise distribution the Products or Apps in the Territory (or in the view of SENSEONICS there is a reasonable risk of infringement or an injunction in the Territory), and/or ROCHE is enjoined from selling Products or the Apps as a result of charges of infringement or misappropriation of intellectual property rights in the Territory (or in the view of ROCHE there is a reasonable risk of infringement or an injunction in the Territory), such injunction or reasonable view shall not constitute a breach of this Agreement.

(6) In the event the Product(s) or App(s) are enjoined in the Territory or if a Party sent an Infringement Notice to the other Party or informs the other Party about an Infringement Action, SENSEONICS shall have the right to remove such Product(s) or App(s) from Exhibit 1 and terminate ROCHE’s rights with respect thereto by written notice effective upon receipt under the conditions x) to xxx) laid out in Section 6.4(b)(2) above; in which event SENSEONICS will refund the amounts paid by ROCHE to SENSEONICS for Products in ROCHE’s inventory that are returned to SENSEONICS.

(7) In the event the Product(s) or App(s) are enjoined in the Territory, or if a Party received an Infringement Action, ROCHE shall have the right to terminate the Agreement with immediate effect, in which event SENSEONICS will refund the amounts paid by ROCHE to SENSEONICS for Products in ROCHE’s inventory that are returned to SENSEONICS. If SENSEONICS sent an Infringement Notice to ROCHE or if ROCHE sent an Infringement Notice to SENSEONICS, ROCHE shall have the right to terminate the Agreement i) when the Parties mutually agree on the termination, or ii) after expiry of the hundred and eighty (180) days from the receipt of an Infringement Notice or Infringement Action by the other Party in the event the Parties do not agree on how to resolve the infringement risk or agree on its mitigation, in which event SENSEONICS will refund the amounts paid by ROCHE to SENSEONICS for Products in ROCHE’s inventory that are returned to SENSEONICS.

(c)Subject to the terms of Section 9.3, SENSEONICS shall defend, indemnify and hold harmless ROCHE against any and all claims, actions, suits, proceedings, losses, damages, liabilities, costs and expenses (including reasonable attorney’s fees) related to or resulting from a claim that the manufacture, distribution, sale, offer for sale, marketing, import, possession  or use of the Products prior to receipt of the Infringement Notice or Apps infringes any issued patent, copyright, trademark, trade secret or any other intellectual property right of any Third Party in the Territory. SENSEONICS’ maximum aggregate liability under this Section 6.4(c) shall not exceed [***]. The foregoing expresses ROCHE’s

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sole remedy, and SENSEONICS’s sole liability, for any claim of infringement or misappropriation.

(d)SENSEONICS shall have no liability for any infringement or misappropriation claim resulting from the use or combination of the Products or Apps with goods, materials, or services not supplied by SENSEONICS unless the Products or Apps are used or combined within the scope of the use or combination specified by the Product or the Apps. SENSEONICS shall have no liability for any infringement or misappropriation claim resulting from any modification or alteration of the Products or Apps, where such infringement or misappropriation claim results from the use, combination, modification or alteration (each an “IP Exception”).

6.5Trademarks.

The Parties recognize that any existing trade names, trademarks and copyrighted materials of either Party are the exclusive property of such Party. Any unauthorized use of such trade names, trademarks and copyrighted materials by either Party is expressly prohibited.  Notwithstanding the foregoing, during the term of this Agreement, ROCHE may use, on a royalty-free basis, the trademarks, trade names and copyrighted materials (other than software) of SENSEONICS with respect to the Products and Apps solely to carry out the distribution of Products or Apps under this Agreement and subject to the other provisions of this Agreement and any applicable SENSEONICS guidelines with respect to such intellectual property.

6.6Protection of Rights.

ROCHE shall not omit or alter any patent numbers, trade names, trademarks, CE marks, numbers, serial numbers or other SENSEONICS markings affixed on the Products or Apps obtained from SENSEONICS, or alter Product labeling, except with the prior written consent of SENSEONICS. SENSEONICS shall be responsible to ensure that the marking of Products or Apps complies with the law in the Territory and shall indemnify ROCHE against any claim by a Third Party which is based on false marking of the Products or Apps.

7.              PACKAGE INSERTS AND TRADE DRESS

7.1Package Inserts. For each of the Products, SENSEONICS will develop package inserts consistent with the forms customarily used by SENSEONICS.

7.2Trade Dress. ROCHE acknowledges that the Products and Apps will be marketed under SENSEONIC’s name and trade dress. ROCHE will not private label the Products or Apps without SENSEONICS’ prior written consent. However, either Party shall have the right to request good faith negotiations on a potential co-branding scenario. SENSEONICS will provide Product packaging suited for the Territory at its own cost.

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8.              CONFIDENTIALITY

8.1Confidential Information.   “Confidential Information” of a Party shall mean all disclosures of proprietary and confidential information hereunder (i) which are in writing and clearly identified as being “Confidential”; or (ii) if disclosed orally, which are reduced to writing within thirty (30) days of oral disclosure and clearly identified as being “Confidential”. Confidential Information of SENSEONICS also includes all software, whether or not identified as “Confidential”.  Except to the extent expressly authorized by this Agreement or otherwise agreed to by the Parties in writing, during the term of this Agreement and for a period of five (5) years following the termination of this Agreement (or in perpetuity with respect to trade secrets and software source code), the receiving Party shall take such reasonable measures to maintain such Confidential Information as confidential as it takes to protect its own proprietary and Confidential Information, and shall not publish or otherwise disclose such Confidential Information or use such Confidential Information for any other purpose than for the performance of this Agreement. The following information shall not be considered Confidential Information:

(a)information which was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party; or

(b)information which was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; or

(c)information which becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

(d)information which was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation  not to disclose such information; or

(e)information which was developed independently without reference to or knowledge of Confidential Information received from the other Party hereunder, as evidenced by the receiving Party’s own written records.

8.2Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a receiving Party may use and disclose Confidential Information of the disclosing Party as follows: (a) to the receiving Party’s Affiliates, employees, officers, directors, agents, and/or consultants under appropriate confidentiality provisions no less stringent than those in this Agreement, in connection with the performance of its obligations or exercise of its rights under this Agreement; or (b) to the extent such disclosure is reasonably necessary in defending litigation, complying with applicable governmental regulations or otherwise

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required by Applicable Law; provided, however, that if a receiving Party is required by Applicable Law to make any such disclosure of a disclosing Party’s Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the disclosing Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; or (c) to potential or actual acquirers, merger candidates or investors or venture capital firms, investment bankers or other financial institutions or investors, provided that in connection with such disclosure, such receiving Party shall inform each disclosee of the confidential nature of such Confidential Information and cause each disclosee to treat such Confidential Information as confidential; or (d) to the extent mutually agreed to in writing by the Parties; provided, however, that, in each of the above situations, the receiving Party shall remain responsible for any failure by any person who receives the Confidential Information pursuant to this Section 8.2 to treat such Confidential Information as required under this Article 8. No Confidential Information concerning any ROCHE Products or Apps shall be disclosed to Third Parties by SENSEONICS.

8.3Disclosure of Agreement.   Each Party shall be permitted to disclose the terms of this Agreement, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement, to any actual or potential investors, acquirers, merger partners, or purchasers of assets of such Party and to the professional advisors thereof.  Each Party shall give the other Party a reasonable opportunity to review all filings with any applicable securities exchange, including the United States Securities and Exchange Commission, describing the terms of this Agreement prior to submission of such filings, and shall give due consideration to any reasonable comments by the non-filing Party relating to such filing, including without limitation the provisions of this Agreement for which confidential treatment should be sought. SENSEONICS shall not be permitted to share the terms of this Agreement with other distribution partners.

9.              INDEMNIFICATION

9.1Indemnification by SENSEONICS. SENSEONICS shall defend, indemnify and hold ROCHE harmless against any costs, expenses, liabilities, damages, losses and harm  (including reasonable attorney’s fees) (“Losses”), arising out of or resulting from any Third Party suits, claims, actions, or demands (“Third Party Claims”), to the extent related to or resulting from: (i) SENSEONICS’s breach of any representation, warranty or guarantee set forth in this Agreement; (ii) SENSEONICS’s breach of its obligations under this Agreement and failure or inability to cure such breach in accordance with Section 10.2; or (iii) SENSEONICS’s negligence or willful misconduct with regard to SENSEONICS’s manufacture of any of the Products.

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9.2Indemnification by ROCHE. ROCHE shall defend, indemnify and hold SENSEONICS harmless against any Losses arising out of or resulting from any Third Party Claims, to the extent related to or resulting from: (i) ROCHE’s breach of any representation, warranty or guarantee set forth in this Agreement; (ii) ROCHE’s breach of its obligations under this Agreement and failure or inability to cure such breach in accordance with Section 10.2; or (iii) ROCHE’s negligence or willful misconduct with regard to ROCHE’s using Products outside the Specifications.

9.3Condition to Indemnification.  If either Party expects to seek indemnification under this Agreement, it shall promptly give notice to the indemnifying Party of the basis for such claim of indemnification.  If indemnification is sought as a result of any Third Party claim or suit, such notice to the indemnifying Party shall be given within fifteen (15) days after receipt by the other Party of such claim or suit; provided, however, that the failure to give notice within such time period shall not relieve the indemnifying Party of its obligation to indemnify unless it shall be materially prejudiced by the failure. Each Party shall fully cooperate with the other Party in the defense of all such claims or suits, and each Party shall be obligated to use commercially reasonable efforts to mitigate any damages for which it seeks indemnification hereunder. No offer of settlement, settlement or compromise shall be binding on a Party hereto without its prior written consent (which consent shall not be unreasonably withheld) unless such settlement fully releases such Party without any liability, loss, cost or obligation to such Party.

9.4No Consequential Damages. EXCEPT FOR EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 9 OR DAMAGES AVAILABLE FOR BREACHES OF ARTICLE 8, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF REVENUE, PROFITS, OR DATA) ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT.

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10.              TERM AND TERMINATION

10.1Term and Expiration. The term of this Agreement shall commence on the Effective Date.  Unless terminated earlier in accordance with the terms hereof, this Agreement shall expire on May 31, 2018, if the Minimum Requirements defined for 2017 in Exhibit 4 are not met. In case the Minimum Requirements for 2017 are met, the Agreement shall be automatically prolonged until December 31, 2018 at which date it will then expire.  This Agreement may be terminated at any time upon mutual written agreement of the Parties. Each Party shall have the right to terminate this Agreement for cause as set out in Section 10.2.

10.2Termination for Cause. Upon any material breach of this Agreement by either Party, the non-breaching Party may terminate this Agreement upon sixty (60) days (or thirty (30) days in the event of a payment breach) written notice to the breaching Party. The termination notice shall become effective at the end of such sixty (60) day period (or thirty (30) day period in the event of a payment breach) unless the breaching Party shall cure such breach within such period. The Parties acknowledge that any failure by ROCHE to meet the Minimum Requirement for any country(ies) within the Territory in any calendar year shall be deemed a material breach of this Agreement with respect to such country(ies) and SENSEONICS shall have the right to terminate this Agreement with respect such country(ies) unless ROCHE cures such breach within six (6) months after the end of the applicable calendar year.  Notwithstanding the foregoing, upon any breach of Section 5.4 for failure to comply with any Anti-Corruption Laws, such breach shall be deemed a material breach and the non-breaching Party may terminate this Agreement upon fifteen (15) days notice to the breaching Party.

10.3Acquisition of SENSEONICS. If a Third Party acquires in one transaction or as a result of a series of transactions at least fifty percent (50%) of the outstanding voting common stock or equity of SENSEONICS and/or all or substantially all of the business of SENSEONICS to which this Agreement relates, whether in a merger, sale of stock, sale of assets, acquisition or other transaction (an “Acquisition Event”), SENSEONICS shall promptly notify ROCHE of such Acquisition Event (the “Notification Date”). Within seven (7) days following the Notification Date, ROCHE shall provide written notification to SENSEONICS of ROCHE’s election of either one of the following two options: (i) that ROCHE shall permit such Third Party to assume the terms of this Agreement in the place of SENSEONICS; or (ii) that ROCHE has elected to terminate this Agreement with a transition period of the shorter of (a) eighteen (18) months from the date of ROCHE’s written notice to the other Party or (b) the expiration of the term of this Agreement pursuant to Section 10.1. During the notice period, all rights and obligations of the Parties under this Agreement remain unaffected.

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10.4Termination for Insolvency. Either Party may terminate the Agreement upon written notice to the other in the event that (a) the other Party files an insolvency petition in bankruptcy or makes a voluntary assignment in bankruptcy or petitions, applies for or acquiesces to the appointment of any receiver of all of its properties, provided that such proceeding or receiver is not discharged within sixty (60) days; (b) the adjudication of the other Party as bankrupt; (c) the admission by the other Party in writing of its inability to pay its debts as they become due; (d) the execution by the other Party of an assignment, arrangement or reorganization of its assets for the benefit of its creditors; (e) the filing by the other Party of a petition to be adjudged bankrupt, or a petition or answer admitting the material allegations of a petition filed against the other Party in any bankruptcy proceeding, or the acts of the other Party to any other judicial proceeding intended to effect a discharge of the debts of the other Party, in whole or in part; or (f) the other Party for any reason ceases to do business.

10.5Consequences of Expiration or early Termination. Upon the expiration or early termination of this Agreement:

(a) Each of ROCHE and SENSEONICS’s rights and obligations under this Agreement with respect to the Territory (or, in the event of a partial termination on a country-by-country basis, the terminated country(ies) within the Territory) shall terminate.

(b) All trademarks, marks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, samples, literature, and sales and promotional aids of every kind relating to the Products or Apps that are SENSEONICS’ exclusive property shall remain the sole and exclusive property of SENSEONICS (or its licensors).

(c)ROCHE shall not be released from paying any amount which may then be owed to SENSEONICS or from any obligation to pay for any Products under any accepted order from ROCHE which was not delivered prior to such termination. In the event of any termination of this Agreement, all obligations owed by ROCHE to SENSEONICS and to its Affiliates shall become due and payable within thirty (30) days of the effective date of termination.

(d)Each Party shall return or destroy, and certify to such destruction of, all Confidential Information of the other Party, except that each Party may maintain one (1) copy for archival purposes solely to confirm compliance with the provisions of Article 8.

(e)In the event SENSEONICS terminates this Agreement upon a material breach by ROCHE and SENSEONICS was entitled to do so, ROCHE shall not be entitled to any termination compensation, consequential damages, indemnity or other payment for goodwill, lost profits, costs related to any employee or former employee, costs of re-establishment or replacement of the business or any other expenses, or rights relating to the business established by ROCHE.  ROCHE expressly acknowledges any rights to such indemnity,

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restitution, lost profits or compensation afforded to ROCHE by Applicable Law or custom, and to the extent permissible under Applicable Law, expressly and completely waives its rights to such benefits.

(f)ROCHE may, but is not obligated to, purchase the Safety Stock inventory held by SENSEONICS upon expiration or any early termination of this Agreement by SENSEONICS for any reason.

10.6Inclusive Remedy. Except as otherwise provided in this Agreement, each Party shall have the rights and remedies set forth herein in addition to any other remedies which it may have under applicable law. Each Party shall have the sole discretion to determine which of its rights and remedies, if any, it shall pursue and such Party shall not be required to exhaust any of its other rights or remedies before pursuing any one of the rights and remedies set forth in this Agreement.

10.7Survival. Expiration or early termination of this Agreement shall not relieve either Party of its obligations incurred prior to expiration or early termination. The obligations under Sections 4.13, 5.6, 6.2 (first paragraph), 6.4(c), 6.4(d), 10.5, 10.6 and 11.7,  and Articles 7, 8, 9 and 11 of this Agreement, shall survive expiration or early termination of this Agreement or of any extensions thereof for a period of five (5) years.

10.8Failure to obtain CE mark. If SENSEONICS does not obtain the CE mark for the Product by September 30, 2016 this Agreement will automatically terminate thirty (30) days thereafter.

11.              MISCELLANEOUS

11.1Notices. All notices, requests or other communications required or permitted to be served under this Agreement to any Party shall be in writing and shall be deemed to have been sufficiently given when delivered by personal service, recognized courier providing evidence of delivery or sent by registered mail, or facsimile, to the recipient addressed as follows:

(a)               If to ROCHE:

Roche Diabetes Care GmbH
Sandhofer Strasse 116
68305 Mannheim
Germany
Attention: Philipp Hoffmann, Legal Counsel

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(b)               If to SENSEONICS:

Senseonics Incorporated

20451 Seneca Meadows Parkway

Germantown, MD 20876-7005

USA

Attention: Don Elsey, Chief Financial Officer

All such communications shall be deemed to be effective on the day on which personally served or delivered by such courier, or, if sent by registered mail, on the fourth day following the date presented to the postal authorities for delivery to the other Party (the cancellation date stamped on the envelope being evidence of the date of such delivery), or if by facsimile, on the facsimile date. Either Party may give to the other written notice of change of address, in which event any communication shall thereafter be given to such Party as above provided at such changed address.

11.2Assignment; Affiliates. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and assigns. Notwithstanding the foregoing, no Party hereto shall have the right to assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided, however, each Party may assign, transfer or delegate its rights and obligations, in whole or in part, under this Agreement without the consent of the other Party to any of its Affiliates or to its Third Party successor/acquiror as a result of an Acquisition Event of such Party, provided, that the foregoing does not limit Roche’s rights under Section 10.3. In the event this Agreement is assigned by a Party to its Affiliate, such Party hereby guarantees the performance by its Affiliates obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance and  any breach by such Party’s Affiliate of any of its obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

11.3Waivers. Any waiver by either of the Parties hereto of any rights arising from a breach of any covenants or conditions of this Agreement shall not be construed as a continuing waiver of other breaches of the same nature or other covenants or conditions of this Agreement.

11.4No Agency, Etc. This Agreement is not intended to create, nor should it be construed as creating, an agency, joint venture, partnership or employer-employee relationship between ROCHE and SENSEONICS. Each Party shall act solely as an independent contractor and shall have no right, express or implied, to act for or to sign in the name of or bind the other Party in any way or to make quotations or to write letters under the name of the other Party or to represent that the Party is in any way responsible for any acts or omissions of such Party.

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11.5Force Majeure. ROCHE and SENSEONICS shall not be liable for loss, damage, detention or delay resulting from any cause whatsoever beyond its reasonable control or resulting from and, including, without limitation, acts of terrorism, fire, flood, strike, lock out, civil or military authority, insurrection, war, embargo, prohibition by applicable government authority of the export/import of each of the Products and not resulting from any action or omission by SENSEONICS, container or transportation shortage or delay of SENSEONICS’s due to such causes, and delivery dates shall be extended to the extent of any delays resulting from the foregoing or similar causes. The Party so affected shall give prompt notice to the other Party of such cause, and shall take whatever reasonable steps are necessary to relieve the effort of such cause as rapidly as reasonably possible. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled; provided, however, that such affected Party shall commence and continue to take reasonable and diligent actions to cure such cause.

11.6Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Germany absent its conflict of laws provisions. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from application to this Agreement.

11.7Public Announcements. The Parties agree to consult with each other regarding content and timing before issuing any press release or making any public statement with respect to this Agreement or any other transaction contemplated herein and, except as may be required by Applicable Law, shall not issue any such press release or make any such public statement prior to obtaining the written consent of the other Party.

11.8Disputes and Jurisdiction. All disputes which may arise between the Parties hereto in respect of this Agreement shall tried to be settled amicably through mutual consultation within thirty (30) days of a written settlement request of either Party. In the event that efforts to settle a dispute arising under this Agreement are not successful, the Parties agree to the exclusive jurisdiction of the competent courts in Hamburg, Germany, with the exclusion of any other jurisdiction or arbitration.

11.9Exhibits. The Parties hereby agree to be bound by and fully perform the terms, conditions, representations, warranties and obligations contained in the Exhibits, attached hereto and made part hereof, as if the same were fully set forth in this Agreement.

11.10Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable by a court or agency of competent jurisdiction, that provision shall be severed or shall be modified by the Parties so as to be legally enforceable (and, to the extent modified, it shall be modified so as to reflect, to the extent possible, the intent of the Parties)

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and the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

11.11Amendments. Except as otherwise expressly provided herein neither this Agreement nor any provision hereof may be amended or waived except by a written instrument signed by the Party against whom enforcement of the amendment or waiver is sought.

11.12Singular and Plural. Where the context hereto requires, the singular number shall be deemed to include the plural and vice-versa.

11.13Headings. The headings of the articles, paragraphs and subparagraphs of this Agreement have been added for the convenience of the Parties and shall not be deemed a part hereof

11.14Calendar Days. All references to “days” in this Agreement shall be interpreted as calendar days unless expressly stated otherwise.

11.15Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single Agreement.

11.16Final Agreement. This Agreement, as of the Effective Date, is the sole understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersedes all other such prior agreements and understandings.

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

Senseonics Incorporated

By:	/s/ Tim Goodnow, Ph.D.
Name:	Tim Goodnow, Ph.D.
Title:	President & CEO
Date:	May 24, 2016

Roche Diagnostic International AG
Basel Branch Diabetes Care

By:	/s/ Dr. Edwin Sonnenschein	By:	/s/ Antonietta Pedrazzetti
Name:	Dr. Edwin Sonnenschein	Name:	Antonietta Pedrazzetti
Title:	Global Head Legal Diabetes Care	Title:	Global Head Business Development,
Strategy and Licensing
Date:	May 23, 2016

Roche Diabetes Care GmbH

By:	ppa. /s/ Dr. Edwin Sonnenschein	By:	i.V. /s/ Philipp Hoffmann
Name:	Dr. Edwin Sonnenschein	Name:	Philipp Hoffmann
Title:	Global Head Legal Diabetes Care	Title:	Legal Counsel Diabetes Care
Date:	May 23, 2016

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Exhibit List

Exhibit 1 - Products and Apps

Exhibit 2 – Product Specifications

Exhibit 3 – Territory

Exhibit 4 – Price and Minimum Requirement

Exhibit 5 – Shipping and Pallet Guidelines

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EXHIBIT 1

Products and Apps

Products

a.Eversense® Sensor – 90 day – A biosensor [***] implanted subcutaneously under the skin with a duration of up to 90 days.

b.Eversense® Insertion Kit—A disposable kit containing a Blunt Dissector and Insertion Tool used for the implantation of the sensor subcutaneously.

c.Eversense® Smart Transmitter – A reusable transmitter that wirelessly powers the sensor, calculates glucose values and sends data to the mobile app via Bluetooth Low Energy

d.Eversense® Adhesive Pack (30)—A 30-day supply of adhesive patch for use in securing the smart transmitter on to the skin.

e.Eversense® Transmitter Armband – A biocompatible armband for use with securing the smart transmitter on to the skin.

App

a.Eversense® Mobile App – An IOS and Android-platform application used to display glucose data from the Eversense® Smart Transmitter.

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EXHIBIT 2

Product Specifications

(10 pages to follow)

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Title: Hardware Requirements Specification - Sensor	Document #:	REQ-HRS-402
	Revision:	07
	Effective Date:	11/8/2015
	Pages:	1 of 4

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	Revision:	07
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	Pages:	2 of 4

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	Pages:	3 of 4

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Title: Hardware Requirements Specification - Transmitter	Document #:	REQ-HRS-401
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BY [* * *]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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Title: Hardware Requirements Specification - Transmitter	Document #:	REQ-HRS-401
	Revision:	08
	Effective Date:	7/7/2015
	Pages:	4 of 6

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT. OMISSIONS ARE DESIGNATED

BY [* * *]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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Title: Hardware Requirements Specification - Transmitter	Document #:	REQ-HRS-401
	Revision:	08
	Effective Date:	7/7/2015
	Pages:	5 of 6

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT. OMISSIONS ARE DESIGNATED

BY [* * *]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Title: Hardware Requirements Specification - Transmitter	Document #:	REQ-HRS-401
	Revision:	08
	Effective Date:	7/7/2015
	Pages:	6 of 6

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT. OMISSIONS ARE DESIGNATED

BY [* * *]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT 3

Territory

•	Germany
•	Italy
•	Netherlands

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OMITS THE INFORMATION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT. OMISSIONS ARE DESIGNATED

BY [* * *]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

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EXHIBIT 4

Price:

	Sensor Insertion Kit -- Includes Blunt Dissector, Insertion Tool, Insertion Template, Adhesive Patch 30-Pack (3). Insertion and Removal Instruction Guide Sensor Kit – Includes Sensor Pouch	Smart Transmitter Power Supply User Guide Quick Reference Guide

Eversense®

Sensor Pack

Contains the following:

1Sensor Insertion Kit -- Includes Blunt
Dissector, Insertion Tool, Insertion
Template, Adhesive Patch 30-Pack
(3). Insertion and Removal Instruction
Guide

1Sensor Kit – Includes Sensor Pouch

Eversense® Smart Transmitter Pack Contains the following: 1 Smart Transmitter 1Power Supply 1User Guide 1Quick Reference Guide
Price*	[***]	[***]

The prices are calculated on consistent economics: in case Sensor and/or Transmitter life is changed, the Minimum requirements for the Sensors and/or Transmitters will be adjusted accordingly.

Minimum Requirement:

	Eversense® Sensor Pack	Eversense® Smart Transmitter Pack
2017	[***]	[***]
2018	[***]	[***]

The Minimum Requirements defined for 2018 are to be understood on a “pro rata” basis in case the Agreement terminates on May 31, 2018.

*Conversion rate as per May 2, 2016 (1 USD = 0,8702 EUR)

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EXHIBIT 5

Shipping and pallet guidelines

(10 pages to follow)

[***]

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ADDITIONAL PAGES OF OMISSIONS. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A REQUEST

FOR CONFIDENTIAL TREATMENT. OMISSIONS ARE DESIGNATED BY [* * *]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.